SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 15, 1999
                Date of Report (Date of earliest event reported)


                             Capital Re Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                        1-10995               52-1567009
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


1325 Avenue of the Americas, New York, New York                       10019
    (Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 974-0100


                                 Not Applicable
          (Former name or former address, if changed since last report)


                           Exhibit Index is on page 4.

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                             CAPITAL RE CORPORATION

Item 5.   Other Events.

     On October 15, 1999, October 19, 1999, and October 21, 1999, Capital Re Corporation issued press releases which are included as Exhibits 99.1, 99.2, 99.3, and 99.4 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          99.1. Press Release, dated October 15, 1999.
          99.2. Press Release, dated October 15, 1999.
          99.3. Press Release, dated October 19, 1999.
          99.4. Press Release, dated October 21, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPITAL RE CORPORATION


Date:  October 25, 1999                 By:  /s/  Alan S. Roseman
                                             -------------------------------
                                                  Alan S. Roseman
                                                  Executive Vice President,
                                                  General Counsel and Secretary


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                                INDEX TO EXHIBITS

Exhibit
Number                               Exhibit Description
------                               -------------------
99.1.                      Press Release, dated October 15, 1999.
99.2.                      Press Release, dated October 15, 1999.
99.3.                      Press Release, dated October 19, 1999.
99.4.                      Press Release, dated October 21, 1999.


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